Q2 Holdings, Inc. to Host Virtual Investor Day; Q2 is Equipped to Lead and Capitalize on the New Frontier in Financial Services Q2 to provide long-term targets of approximately $1.2 billion in non-GAAP revenue and 20% Adjusted EBITDA Margins by 2026 AUSTIN, Texas (December 14, 2021)—Q2 Holdings, Inc. (NYSE:QTWO), a leading provider of digital banking and lending solutions, will host its Investor Day today at 9:00 a.m. EST. The event will feature presentations from members of Q2’s executive team focused on the evolution of financial services, why Q2 believes it is well positioned to help lead this transformation, and how that translates into a compelling long-term growth and margin expansion opportunity for the company. Q2 has identified three market forces converging to shape the future of the financial services industry: the increasing urgency to digitize the entire bank; the growing market share and influence of fintechs in financial services; and the movement of innovative brands to embed financial services into the daily lives of their consumer and business customers. Q2’s strategic assets position the company to capitalize on this convergence, including: a broad and deep portfolio of digital banking, lending, and data solutions; an open technology platform that accelerates innovation and enables a new partnership ecosystem; and a complete Banking-as-a- Service solution that enables innovative companies to embed finance directly into their products. “A New Frontier has emerged, one in which financial institutions, fintechs, and brands require new technology, partnerships, and business models to create differentiation and lasting value,” said Matt Flake, CEO. “As a result, we see our market opportunity expanding rapidly. We’re executing on our core business, delivering innovation at scale, and believe that we have built a substantial head start enabling new partnerships with fintechs and brands, positioning us for continued leadership across financial services.” In today’s Investor Day presentation, Q2’s executive team will explain why Q2 believes this leadership position creates an opportunity for substantial, long-term revenue growth accompanied by expanding margins and will provide Q2’s long-term targets of approximately $1.2 billion in annual total non-GAAP revenue, approximately 60% gross margins, and approximately 20% adjusted EBITDA margins by 2026. Investors are invited to register for the event here. A live webcast of the event will be accessible from the investor relations section of Q2’s website at http://investors.Q2.com/. The event will conclude with a live Q&A session in which participants can submit questions once they have registered for the event. For those unable to join the live webcast, a replay will be available on Q2’s investor relations website shortly after the event. Today’s event also will address how Q2 is: Leading the Industry from Digital Banking to “The Digital Bank” • Financial institutions face unprecedented pressure to adopt new technology across their organizations to engage and retain customers, drive growth, and realize operating efficiencies. • Q2’s end-to-end solution portfolio enables comprehensive digitization, spanning onboarding, banking, and lending; across retail, small business, and commercial segments; and supporting critical digital banking activity at scale, including for 2021 approximately:

o 4 billion logins;1 o 13 billion minutes of engagement;1 o $2.5 trillion in money moved;1 and o $4 trillion in commercial loans priced.2 • This portfolio enables Q2 to win with customers across the markets it serves, including: o More than 1,200 financial institution customers;3 o More than 150 “Tier 1” financial institution customers across all Q2’s solutions;4 and o Approximately 35% of the top 100 U.S. banks.5 Building an Ecosystem to Enable Bank, Fintech, and Brand Partnerships • As fintechs continue to raise record funding and drive innovation in financial services, opportunities for mutually beneficial partnerships with financial institutions are emerging. • To capture this opportunity, Q2 has opened its digital banking platform via the Q2 Innovation Studio, enabling fast, easy fintech integration into the complex financial services technology ecosystem, creating new partnerships and accelerating innovation, including by: o Expanding the number of developers to a universe of more than 800 developers across Q2’s internal teams and third-party partners, customers, and development firms; o Giving customers access to more than 50 technology partners with integrated offerings ready for near-immediate deployment through Q2 Innovation Studio; and o Being able to reduce the time and cost required to deploy new third-party solutions by more than 50%6, compared to the traditional development model. • Q2 also has built an integrated suite of offerings designed to facilitate innovative brands that are launching strategies to add banking to their products. Q2’s Banking-as-a-Service, or BaaS, solution provides both the modern technology and support to financial institution partners necessary to enable this model, giving Q2 a leadership position in this early, but rapidly growing space, with: o More than 10 million end users supported on the Q2 BaaS platform;7 and 1 On Q2’s digital banking platform. Full year estimates for calendar year 2021 based on internal company data as of December 14, 2021. 2 With Q2’s loan pricing solutions. Full year estimates for calendar year 2021 based on internal company data as of December 14, 2021. 3 Total financial institution customers contracted for one or more of Q2’s products across the entire portfolio, as of September 30, 2021. 4 We define “Tier 1” customers as having total assets equal to or greater than $5 billion. Based on total assets reported by FDIC and NCUA, respectively, for all financial institutions as of September 30, 2021. 5 Based on total assets reported by FDIC, for all FDIC-insured banks as of September 30, 2021. 6 Internal indsutry estimates for the average duration from an initial sales cycle discussion to deployment of a customer within the traditional development model are 9 to 15 months. Reduction in time and cost is based upon internal data for the duration of delivery through Q2 Innovation Studio from initial sales cycle discussion to deployment. 7 As of December 14th, 2021.

o More than 1 billion monthly API calls generated by Q2 BaaS customers.8 Executing to Capture an Expanding Market Opportunity with a Strong Financial Model • Q2 believes it is positioned at the center of these market forces, giving it a large and expanding market opportunity that it estimates will grow from $13 billion to approximately $23 billion by 2026.9 • Q2’s long-term contracts, deep customer engagement, and continuous innovation have contributed to a strong financial model, with: o A 66-month average digital banking platform contract length;10 o 43% average contracted recurring revenue growth at 36 months of implementation;11 and o A 119% average net revenue retention rate since 2018.12 • Q2 is seeing its new opportunities grow in size, supported by an expanding solution portfolio and highlighted by comparing net new digital banking customer deals signed through the first 9 months of 2021 to deals signed in 2017, which show: o An average sales price that is 1.8 times larger; o A 43% increase in the number of products included in net new deals; and o A 76% increase in the median customer asset size associated with those net new deals. • Q2 also believes that its Q2 Innovation Studio and BaaS solutions open additional opportunities to drive high, margin-accretive revenue growth in the future, with: o Q2 Innovation Studio creating new, usage-driven revenue streams for Q2 and its customers, incremental to contracted recurring revenue and giving Q2 access to new market verticals with substantial growth opportunities, such as credit monitoring and business-to-business payments; and o BaaS having a model built for revenue growth driven by usage and adoption, with some customer engagements providing revenue over 10 times larger13 than the initial booking value, and representing a long-term revenue opportunity of more than $100 million in annual non-GAAP revenue by 2026. • Q2’s targets for 2026 include approximately:14 8 Based on submitted API requests to Q2’s BaaS platform. Based on monthly averages for the first 6 months of 2021. 9 Source: Internal estimates and “Which Industries Present the Brightest Growth Opportunities for Technology Investments?” International Data Corporation, August 2021. 10 For digital banking platform customers, as disclosed in Q2’s Annual Report on Form 10-K, as filed with the SEC on February 19, 2021. 11 Based on digital banking platform customers that went live from 2010 through 2019. Growth of contracted recurring revenue by Q2 platform customers 36 months after implementation. 12 Revenue Retention Rate as defined and disclosed in Q2’s Annual Report on Form 10-K, as filed with the SEC on February 19, 2021 for the full years 2018, 2019 and 2020. Average Net Revenue Retention since 2018 is calculated based on Q2’s revenue retention rate for the full years 2018, 2019 and 2020 and a revenue retention rate of 120% for the first 9 months of 2021. 13 Reflects the revenue expansion of distinct customer use cases. Those use cases are not necessarily indicative of revenue expansion across all BaaS customers. 14 The forward-looking figures in this press release represent Q2’s long-term financial targets, may prove to be inaccurate, and do not constitute guidance.

o $1.2 billion in annual total non-GAAP revenue; o 60% gross margins; and o 20% adjusted EBITDA margins. About Q2 Holdings, Inc. Q2 is a financial experience company dedicated to providing digital banking and lending solutions to banks, credit unions, alternative finance, and fintech companies in the U.S. and internationally. With comprehensive end-to-end solution sets, Q2 enables its partners to provide cohesive, secure, data- driven experiences to every account holder – from consumer to small business and corporate. Headquartered in Austin, Texas, Q2 has offices throughout the world and is publicly traded on the NYSE under the stock symbol QTWO. To learn more, please visit Q2.com. Use of Non-GAAP Measures Q2 uses the following non-GAAP financial measures in this press release or in the investor day presentation: non-GAAP revenue; adjusted EBITDA; non-GAAP gross margin; non-GAAP sales and marketing expense; and non-GAAP general and administrative expense. Management believes that these non-GAAP financial measures are useful measures of operating performance because they exclude items that Q2 does not consider indicative of its core performance. In the case of non-GAAP revenue, Q2 adjusts revenue to exclude the impact to deferred revenue from purchase accounting adjustments. In the case of adjusted EBITDA, Q2 adjusts net loss for such items as interest, taxes, depreciation and amortization, stock-based compensation, acquisition- related costs, unoccupied lease charges, partnership termination charges, loss on extinguishment of debt, and the impact to deferred revenue from purchase accounting. In the case of non-GAAP gross margin, Q2 adjusts gross margin for stock-based compensation, amortization of acquired technology, acquisition-related costs and the impact to deferred revenue from purchase accounting. In the case of non-GAAP sales and marketing expense and non-GAAP general and administrative expense, Q2 adjusts the corresponding GAAP expense to exclude stock-based compensation. There are limitations associated with the use of these non-GAAP financial measures. These non- GAAP financial measures are not prepared in accordance with GAAP, do not reflect a comprehensive system of accounting and may not be completely comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation between companies. Certain items that are excluded from these non-GAAP financial measures can have a material impact on operating and net income (loss). As a result, these non-GAAP financial measures have limitations and should be considered in addition to, not as a substitute for or superior to, the closest GAAP measures, or other financial measures prepared in accordance with GAAP. Q2’s management uses these non-GAAP measures as measures of operating performance; to prepare Q2’s annual operating budget; to allocate resources to enhance the financial performance of Q2’s business; to evaluate the effectiveness of Q2’s business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of Q2’s results with those of other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and in communication with its board of directors concerning Q2’s financial performance.

A reconciliation of forward-looking non-GAAP financial measures used in this press release to their most comparable GAAP measures is not available without unreasonable effort due to the uncertainty regarding, and the potential variability of, certain of the adjustments made to such measures that may be incurred in the future. Forward-looking Statements This press release contains forward-looking statements, including statements about: Q2’s addressable market and expanding market opportunity; Q2’s long-term operating and financial targets; Q2’s ability to lead and capitalize on the new frontier in digital financial services; Q2’s long- term growth and margin expansion opportunities and targets; market forces shaping the financial services industry; Q2’s strategic advantages; Q2’s estimates for 2021 usage of its solutions; and market acceptance of Q2’s solutions. The forward-looking statements contained in this press release are based upon Q2’s historical performance and its current plans, estimates, and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include the adverse impacts of the COVID-19 pandemic on Q2’s business operations and performance and on global economic and financial markets, including on Q2’s customers, partners and suppliers and employees and business, as well as risks related to: (a) the risk of increased competition in its existing markets and as it enters new sections of the market with Tier 1 customers, new markets with Alt-FIs and fintechs and new products and services; (b) the risk that COVID-19, government actions or other factors continue to negatively impact or disrupt the markets for Q2’s solutions and that the markets for Q2’s solutions do not return to normal or grow as anticipated, in particular with respect to Tier 1 customers and Alt-FI and fintech customers; (c) the risk that Q2’s increased focus on selling to larger Tier 1 customers may result in greater uncertainty and variability in Q2’s business and sales results; (d) the risk that changes in Q2’s market, business or sales organization negatively impact its ability to sell its products and services; (e) the challenges and costs associated with selling, implementing and supporting Q2’s solutions, particularly for larger customers with more complex requirements and longer implementation processes, including risks related to the timing and predictability of sales of Q2’s solutions and the impact that the timing of bookings may have on Q2’s revenue and financial performance in a period or any future period, including that any declines in bookings growth may not impact Q2’s revenue and financial performance until future periods; (f) the risk that errors, interruptions or delays in Q2’s products or services or Web hosting negatively impacts Q2’s business and sales; (g) risks associated with cyberattacks, data breaches and breaches of security measures within Q2’s products, systems and infrastructure or the products, systems and infrastructure of third parties upon which Q2 relies and the resultant costs and liabilities and harm to Q2’s business and reputation and its ability to sell its products and services; (h) the impact that a slowdown in the economy, financial markets and credit markets may have on Q2’s customers and Q2’s business sales cycles, prospects and customers’ spending decisions and timing of implementation decisions, particularly in regions where a significant number of Q2’s customers are concentrated; (i) the difficulties and risks associated with developing and selling complex new solutions and enhancements with the technical and regulatory specifications and functionality required by customers and governmental authorities; (j) the risks inherent in technology and implementation partnerships that could cause harm to Q2’s business; (k) the difficulties and costs Q2 may encounter with complex implementations of its solutions and the resulting impact on reputation and the timing of its revenue from any delayed implementations; (l) the risk that Q2 will not be able to maintain historical contract terms such as pricing and duration; (m) the risks associated with managing growth and the challenges associated with improving operations and hiring, retaining and motivating employees to support such growth; (n) the risk that modifications or negotiations of contractual arrangements will be necessary during Q2’s implementations of its solutions or the general risks associated with the complexity of Q2’s customer arrangements; (o) the risks associated with integrating acquired companies and successfully selling and maintaining their solutions; (p) the risks associated with anticipated higher operating expenses in 2021 and beyond; (q) litigation related to intellectual property and other matters and any related claims, negotiations and settlements; (r) the risks associated with further consolidation in the financial services industry; (s) risks associated with selling Q2 solutions internationally; and (t) the risk that Q2 debt repayment obligations may adversely affect its financial condition and cash flows from operations in the future and that Q2 may not be able to obtain capital when desired or needed on favorable terms. Additional information relating to the uncertainty affecting the Q2 business is contained in Q2’s filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These documents are available on the SEC Filings section of the Investor Relations section of Q2’s website at http://investors.Q2.com/. These forward-looking statements represent Q2’s expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Q2 disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise. MEDIA CONTACT INVESTOR CONTACT Jean Kondo Josh Yankovich Q2 Holdings, Inc. Q2 Holdings, Inc. O: 1-510-826-4728 O: 1-512-682-4463 Jean.Kondo@Q2.com josh.yankovich@Q2.com